                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 31, 2000

                             KEYSTONE PROPERTY TRUST
     (Exact Name of Registrant as Specified in its Declaration of Trust)

--------------------------------------------------------------------------------
     Maryland                      1-12514                 84-1246585
 (State or Other                 (Commission              (IRS Employer
 Jurisdiction of                 File Number)          Identification No.)
  Incorporation)
--------------------------------------------------------------------------------

                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)

--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (484) 530-1800
--------------------------------------------------------------------------------

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBIT

99.1 Keystone Property Trust Supplemental Operating and Financial Data for the quarter ended September 30, 2000.


ITEM 9.  REGULATION FD DISCLOSURE

Simultaneous with the issuance of a press release on October 31, 2000 announcing the Company's results for the third quarter ended September 30, 2000, the Company intends to make available supplemental information regarding the Company's operations. The Company is attaching the supplemental data as Exhibit
99.1 to this Current Report on Form 8-K. Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             KEYSTONE PROPERTY TRUST



Date: October 31, 2000                 By  /S/ JEFFREY E. KELTER
                                           ---------------------
                                           Jeffrey E. Kelter
                                           President and Chief Executive Officer


Date: October 31, 2000                 By  /S/ TIMOTHY A. PETERSON
                                           -----------------------
                                           Timothy A. Peterson
                                           Executive Vice President and
                                           Chief Financial Officer


Date: October 31, 2000                 By  /S/ TIMOTHY E. MCKENNA
                                           ----------------------
                                           Timothy E. McKenna
                                           Senior Vice President-Finance and
                                           Corporate Controller (Principal
                                           Accounting Officer)


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